EXHIBIT 99.2
HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
(Unaudited)
(In millions except per share amounts)

	Three months ended
	October 31, 2012	July 31, 2012	October 31, 2011

Net revenue	$29,959	$29,669	$32,122

Costs and expenses:(a)
Cost of sales	22,711	22,820	25,304
Research and development	909	854	829
Selling, general and administrative	3,227	3,366	3,605
Amortization of purchased intangible assets	372	476	411
Impairment of goodwill and purchased intangible assets	8,847	9,188	885
Restructuring charges	378	1,795	179
Acquisition-related charges	3	3	114
Total costs and expenses	36,447	38,502	31,327

(Loss) earnings from operations	(6,488)	(8,833)	795

Interest and other, net	(188)	(224)	(401)

(Loss) earnings before taxes	(6,676)	(9,057)	394

Provision (benefit) for taxes	178	(200)	155

Net (loss) earnings	$(6,854)	$(8,857)	$239

Net (loss) earnings per share:
Basic	$(3.49)	$(4.49)	$0.12
Diluted	$(3.49)	$(4.49)	$0.12

Cash dividends declared per share	$-	$0.26	$-

Weighted-average shares used to compute net (loss) earnings per share:
Basic	1,964	1,971	1,989
Diluted	1,964	1,971	2,005

(a)
In connection with organizational realignments implemented in the first quarter of fiscal year 2012, certain costs previously reported as Cost of sales have been reclassified as Selling, general and administrative expenses to better align those costs with the functional areas that benefit from those expenditures.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
(In millions except per share amounts)

	Twelve months ended
	October 31,
	2012	2011
	(Unaudited)

Net revenue	$120,357	$127,245

Costs and expenses:(a)
Cost of sales	92,385	97,418
Research and development	3,399	3,254
Selling, general and administrative	13,500	13,577
Amortization of purchased intangible assets	1,784	1,607
Impairment of goodwill and purchased intangible assets	18,035	885
Restructuring charges	2,266	645
Acquisition-related charges	45	182
Total costs and expenses	131,414	117,568

(Loss) earnings from operations	(11,057)	9,677

Interest and other, net	(876)	(695)

(Loss) earnings before taxes	(11,933)	8,982

Provision for taxes	717	1,908

Net (loss) earnings	$(12,650)	$7,074

Net (loss) earnings per share:
Basic	$(6.41)	$3.38
Diluted	$(6.41)	$3.32

Cash dividends declared per share	$0.50	$0.40

Weighted-average shares used to compute net (loss) earnings per share:
Basic	1,974	2,094
Diluted	1,974	2,128

(a)
In connection with organizational realignments implemented in the first quarter of fiscal year 2012, certain costs previously reported as Cost of sales have been reclassified as Selling, general and administrative expenses to better align those costs with the functional areas that benefit from those expenditures.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS
(In millions)

	October 31, 2012	October 31, 2011
	(Unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$11,301	$8,043
Accounts receivable	16,407	18,224
Financing receivables	3,252	3,162
Inventory	6,317	7,490
Other current assets	13,360	14,102

Total current assets	50,637	51,021

Property, plant and equipment	11,954	12,292

Long-term financing receivables and other assets	10,593	10,755

Goodwill and purchased intangible assets	35,584	55,449

Total assets	$108,768	$129,517

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Notes payable and short-term borrowings	$6,647	$8,083
Accounts payable	13,350	14,750
Employee compensation and benefits	4,058	3,999
Taxes on earnings	846	1,048
Deferred revenue	7,494	7,449
Other accrued liabilities	14,271	15,113

Total current liabilities	46,666	50,442

Long-term debt	21,789	22,551

Other liabilities	17,480	17,520

Stockholders' equity:
HP stockholders' equity	22,436	38,625
Non-controlling interests	397	379

Total stockholders' equity	22,833	39,004

Total liabilities and stockholders' equity	$108,768	$129,517

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)
(In millions)

	Three months ended
	October 31, 2012	July 31, 2012	October 31, 2011

Net revenue:(a)

Personal Systems	$8,705	$8,620	$10,118
Printing	6,080	6,017	6,419
Total Printing and Personal Systems Group(b)	14,785	14,637	16,537
Services	8,711	8,754	9,227
Enterprise Servers, Storage and Networking	5,119	5,143	5,601
Software	1,171	973	1,023
HP Financial Services	966	935	952
Corporate Investments	13	19	(131)
Total segments	30,765	30,461	33,209
Eliminations of intersegment net revenue and other	(806)	(792)	(1,087)

Total HP consolidated net revenue	$29,959	$29,669	$32,122

Earnings before taxes:(a)

Personal Systems	$309	$409	$578
Printing	1,067	949	793
Total Printing and Personal Systems Group(b)	1,376	1,358	1,371
Services	1,234	959	1,210
Enterprise Servers, Storage and Networking	423	562	717
Software	318	175	284
HP Financial Services	104	97	98
Corporate Investments	(83)	(58)	(908)
Total segment earnings from operations	3,372	3,093	2,772

Corporate and unallocated costs and eliminations	(120)	(314)	(196)
Unallocated costs related to stock-based compensation expense	(140)	(150)	(192)
Amortization of purchased intangible assets	(372)	(476)	(411)
Impairment of goodwill and purchased intangible assets	(8,847)	(9,188)	(885)
Restructuring charges	(378)	(1,795)	(179)
Acquisition-related charges	(3)	(3)	(114)
Interest and other, net	(188)	(224)	(401)

Total HP consolidated (loss) earnings before taxes	$(6,676)	$(9,057)	$394

(a)
Certain fiscal 2012 organizational reclassifications have been reflected retroactively to provide improved visibility and comparability. For each of the quarters in fiscal year 2011, the reclassifications resulted in the transfer of revenue and operating profit among the Services, Printing, Enterprise Servers, Storage and Networking, Software and Corporate Investments financial reporting segments. Reclassifications between segments included the transfer of the Indigo Scitex support and the LaserJet and enterprise solutions trade support businesses from Services to Printing, the transfer of the business intelligence services business from Corporate Investments to Services, the transfer of the information management services business from Software to Services, and the transfer of the TippingPoint business from Enterprise Servers, Storage and Networking to Software. There was no impact on the previously reported financial results for the Personal Systems and HP Financial Services segments.

(b)
As part of a realignment of the structure of HP’s business in fiscal 2012, the Personal Systems segment and the Printing segment have been structured beneath a newly formed Printing and Personal Systems Group. While the Printing and Personal Systems Group is not a financial reporting segment, HP provides financial data aggregating the segments within it in order to provide a supplementary view of its business.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT INFORMATION
(In millions)

	Twelve months ended
	October 31,
	2012	2011
	(Unaudited)

Net revenue:(a)

Personal Systems	$35,650	$39,574
Printing	24,487	26,176
Total Printing and Personal Systems Group(b)	60,137	65,750
Services	34,922	35,702
Enterprise Servers, Storage and Networking	20,491	22,064
Software	4,060	3,367
HP Financial Services	3,819	3,596
Corporate Investments	108	208
Total Segments	123,537	130,687
Eliminations of intersegment net revenue and other	(3,180)	(3,442)

Total HP consolidated net revenue	$120,357	$127,245

Earnings before taxes:(a)

Personal Systems	$1,706	$2,350
Printing	3,585	3,927
Total Printing and Personal Systems Group(b)	5,291	6,277
Services	4,095	5,203
Enterprise Servers, Storage and Networking	2,132	2,997
Software	827	722
HP Financial Services	388	348
Corporate Investments	(238)	(1,619)
Total segment earnings from operations	12,495	13,928
Corporate and unallocated costs and eliminations	(790)	(314)
Unallocated costs related to stock-based compensation expense	(632)	(618)
Amortization of purchased intangible assets	(1,784)	(1,607)
Impairment of goodwill and purchased intangible assets	(18,035)	(885)
Restructuring charges	(2,266)	(645)
Acquisition-related charges	(45)	(182)
Interest and other, net	(876)	(695)

Total HP consolidated (loss) earnings before taxes	$(11,933)	$8,982

(a)
Certain fiscal 2012 organizational reclassifications have been reflected retroactively to provide improved visibility and comparability. For each of the quarters in fiscal year 2011, the reclassifications resulted in the transfer of revenue and operating profit among the Services, Printing, Enterprise Servers, Storage and Networking, Software and Corporate Investments financial reporting segments. Reclassifications between segments included the transfer of the Indigo Scitex support and the LaserJet and enterprise solutions trade support businesses from Services to Printing, the transfer of the business intelligence services business from Corporate Investments to Services, the transfer of the information management services business from Software to Services, and the transfer of the TippingPoint business from Enterprise Servers, Storage and Networking to Software. There was no impact on the previously reported financial results for the Personal Systems and HP Financial Services segments.

(b)
As part of a realignment of the structure of HP’s business in fiscal 2012, the Personal Systems segment and the Printing segment have been structured beneath a newly formed Printing and Personal Systems Group. While the Printing and Personal Systems Group is not a financial reporting segment, HP provides financial data aggregating the segments within it in order to provide a supplementary view of its business.